UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2007
KEYCORP

(Exact name of registrant as specified in charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of	Commission File Number	(I.R.S. Employer Identification No.)
incorporation)

127 Public Square, Cleveland, Ohio		44114-1306

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (216) 689-6300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02 Results of Operations and Financial Condition
On April 17, 2007, KeyCorp conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by KeyCorp in the conference call/webcast follows as Annex A to this Item 2.02.
On April 17, 2007, KeyCorp issued a press release announcing its earnings results for the three-month period ended March 31, 2007. This press release, dated April 17, 2007, is attached as Exhibit 99.1 to this report.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1	KeyCorp’s April 17, 2007, press release announcing its earnings results for the three-month period ended March 31, 2007
Forward-Looking Statement. This filing contains forward-looking statements, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to assumptions, risks and uncertainties. Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) changes in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (4) increased competitive pressure among financial services companies; (5) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (6) consummation of significant business combinations or divestitures; (7) operational or risk management failures due to technological or other factors; (8) heightened regulatory practices, requirements or expectations; (9) new legal obligations or liabilities or unfavorable resolution of litigation; (10) adverse capital markets conditions; (11) disruption in the economy and general business climate as a result of terrorist activities or military actions; and (12) changes in accounting or tax practices or requirements. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. We do not assume any obligation to update these forward-looking statements.

ANNEX A
First Quarter 2007 Review April 17, 2007 Speakers: Henry Meyer Jeff Weeden

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE This presentation contains forward-looking statements, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward- looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to assumptions, risks and uncertainties. Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) changes in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (4) increased competitive pressure among financial services companies; (5) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (6) consummation of significant business combinations or divestitures; (7) operational or risk management failures due to technological or other factors; (8) heightened regulatory practices, requirements or expectations; (9) new legal obligations or liabilities or unfavorable resolution of litigation; (10) adverse capital markets conditions; (11) disruption in the economy and general business climate as a result of terrorist activities or military actions; and (12) changes in accounting or tax practices or requirements. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. We do not assume any obligation to update these forward- looking statements. For further information regarding KeyCorp, please read KeyCorp's reports that are filed with the Securities and Exchange Commission and are available at www.sec.gov.

Progress on Strategic Initiatives Completed sale of McDonald Investments branch network Completed sale of Champion Mortgage origination platform Repositioned securities portfolio Settled automobile residual value insurance litigation

Financial Summary-1Q07 vs. 1Q06 Results from Continuing Operations (1) EPS - $0.89 Average loans - up 2.3% Average core deposits - up 0.2% Solid asset quality; increase in NPAs (1) Continuing Operations exclude the results of the Champion Mortgage finance business, which has been accounted for as a discontinued operation.

First Quarter 2007 Results $ in millions, except per share amounts TE = Taxable Equivalent

Net Interest Income (TE)-Continuing Ops. 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 Net Interest Income 680 689 692 716 722 726 726 744 700 Net Interest Spread 0.032 0.0319 0.0309 0.0306 0.0305 0.0296 0.0285 0.0285 0.027 Net Interest Margin 0.0362 0.0367 0.0363 0.0368 0.0372 0.0368 0.0361 0.0366 0.035 TE = Taxable Equivalent $ in millions

Noninterest Income-Continuing Ops. $ in millions

Noninterest Expense-Continuing Ops. $ in millions

2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 Average Loan Growth from Prior Year -0.0156 -0.0349 0.0692 0.0815 0.0613 0.0483 0.054 0.0539 0.0516 0.034 0.0234 Champion Loans 2.9 2.9 2.9 2.8 2.8 2.7 2.5 2.4 0.8 0 0 Consumer Loans 21.2 20.9 17.8 17.7 17.7 17.7 17.5 17.6 17.6 17.6 17.36 Commercial Loans 35.8 37.3 43.1 44 44.3 45.8 46.7 47.4 47.6 48 48.309 59.9 61.1 63.8 64.5 64.8 66.1 66.7 67.4 66 65.6 65.669 $ in billions Commercial Consumer $43.1 17.8 $44.0 17.7 $44.3 17.7 $45.8 17.6 $46.7 17.5 $47.3 17.6 $47.6 17.6 $60.9 $61.7 $62.0 $63.4 $64.2 Average Loans-Continuing Ops. $48.0 17.6 $64.9 $65.2 $65.6 $48.3 17.4 $65.7

$ in billions 2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 CD's 11.3 10.564 10.6 10.8 10.8 10.8 11.3 11.5 11.7 11.9 12.063 Average Core Deposit Growth from Prior Year 0.1005 0.0547 0.0728 0.0783 0.086 0.0796 0.0997 0.1016 0.0804 0.0571 0.000229 Savings 2.1 2.007 2 2 2 1.858 1.8 1.8 1.7 1.7 1.629 Now & Mmda 17.9 20.175 21.6 22.3 22.886 23.947 24.5 25.3 25.3 25.1 23.424 dda 10.4 11.192 11.5 11.7 12.2 12.594 12.7 13 13 13.4 13.237 Total 41.7 43.9 45.7 46.8 47.9 49.4 50.3 51.6 51.7 52.1 50.3 Average Core Deposits-Continuing Ops. $11.5 21.6 2.0 10.6 DDA NOW/MMDA Savings CD's $11.7 22.3 2.0 10.8 $12.2 22.9 2.0 10.8 $12.6 23.9 1.9 11.0 $12.7 24.5 1.8 11.3 $13.0 25.3 1.8 11.5 $13.1 25.2 1.7 11.7 $13.4 25.1 1.7 11.9 $13.2 23.4 1.6 12.1

Net Charge-Offs to Average Loans (1) Excludes Passenger Airline Lease Portfolio 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 KEY 0.0074 0.0036 0.0032 0.0032 0.0102 0.0024 0.0022 0.0026 0.0033 0.0027 0.0057 0.0026 0.0022 Peer Median S&P Regional & Diversified Bank Indices 0.0034 0.0027 0.0025 0.0027 0.0029 0.0024 0.0021 0.0023 0.0033 (1) (1) Continuing Operations

$ in millions 2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 KEY 0.0126 0.006 0.0058 0.0052 0.006 0.0046 0.0048 0.0046 0.005 0.0041 0.0054 Peer Median S&P Regional & Diversified Bank Indices OREO 58.939 71 72.406 45.604 33.103 29.887 24.883 29 106 57.782 98.681 Consumer 229.001 130 132.193 122.115 122.942 130.139 152.329 130 83 92.286 98.567 Commercial 465.287 178 166.659 169.828 237.09 146.546 142.935 149 140 122.713 155.445 Total 753.227 379 371.258 337.547 393.135 306.572 320.1 308 329 272.781 352.693 Commercial Consumer OREO + Other Nonperforming Assets $167 132 72 $170 122 46 $237 123 33 $142 135 30 $138 157 25 $144 135 29 NPAs to Loans + OREO $135 88 106 $118 97 58 $155 99 99

Allowance to Period-End Loans 2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 KEY 0.0235 0.018 0.0176 0.017 0.0167 0.0145 0.0144 0.0142 0.0144 0.0143 0.0144 Peer Median S&P Regional & Diversified Bank Indices 0.0141 0.0121 0.0119 0.0118 0.0121 0.0113 0.0109 0.0107 0.0107 0.0106

Allowance to NPLs 2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 KEY 2.03 3.69 3.7726 3.7671 3.04 3.49 3.27 3.43 4.23 4.39 3.72 Peer Median S&P Regional & Diversified Bank Indices 2.38 3.14 3.2 3.37 3.38 3.56 3.76 3.26 3.24 3

2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 KEY 0.0694 0.0635 0.0643 0.066 0.0668 0.0668 0.0671 0.0668 0.0681 0.0701 0.0697 Peer Median S&P Regional & Diversified Bank Indices 0.0679 0.0635 0.0632 0.0625 0.0645 0.0611 0.0586 0.0571 0.0623 0.0651 Tangible Equity to Tangible Assets

2007 Outlook Net Interest Margin 3.50% range Loan Growth Commercial: Low- to-mid-single-digit range Consumer: Relatively stable Core Deposit Growth Low- to mid-single-digit range Net Charge-Offs 30 - 40 basis point range Effective Tax Rate (TE) 32 - 33% range 2007 Earnings Outlook $2.80 - $2.95 (1) TE = Taxable Equivalent (1) Based on $0.68 adjusted 1Q07 earnings per share

Appendix

Core Deposits & Commercial Loans Geographic Diversity Great Lakes Core Deposits: 36% Comm'l Loans: 40% Northwest Core Deposits: 24% Comm'l Loans: 25% Rocky Mountains Core Deposits: 9% Comm'l Loans: 12% Northeast Core Deposits: 31% Comm'l Loans: 23% Excludes National Businesses (Real Estate Capital, Equipment Leasing, Institutional and Capital Markets)

National Banking-Continuing Ops. Financial Summary $ in millions TE = Taxable Equivalent N/A = Not Applicable

National Banking Line of Business Summary $ in millions TE = Taxable Equivalent N/A = Not Applicable

National Banking Line of Business Summary $ in millions TE = Taxable Equivalent N/A = Not Applicable

Commercial Real Estate Loans March 31, 2007 $ in millions

Financial Summary $ in millions TE = Taxable Equivalent N/A = Not Applicable Community Banking

Community Banking Line of Business Summary $ in millions TE = Taxable Equivalent N/A = Not Applicable

Asset Quality $ in millions

2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 Consumer/Comml Loans 0.0023 0.0016 0.0019 0.0015 0.0012 0.0023 0.0028 0.002 '0 0.0054 0.0056 0.0036 0.0051 0.0043 0.0036 0.0045 0.0047 Continuing 0.0006 0.0109 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 Net Charge-Offs to Average Loans Consumer (1) Commercial (2) (2) 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 (1) Excludes Champion Mortgage (2) Excludes Passenger Airline Lease Portfolio by Loan Type

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP
(Registrant)
Date: April 17, 2007	/s/ Robert L. Morris
By: Robert L. Morris
	Title:	Executive Vice President and Chief Accounting Officer